UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2021

GAMING TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-249998	35-2675083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Summerlin

Las Vegas, NV 89135, USA

(Address of principal executive offices, and zip code)

+1-347-983-1227

(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Big Bola Amendment

On October 20, 2021, the Board of Directors (the “Board”) of Gaming Technologies, Inc. (the “Company,” “we,” “us,” “our”) approved and ratified an amendment (“Amendment No. 3”), effective August 31, 2021, to the Company’s Agreement for the Provision of Online Gaming Management and Consulting Services (as subsequently amended), dated November 13, 2020, with Comercial de Juegos de la Frontera, S.A. de C.V., a Mexican company doing business as Big Bola, pursuant to which the Company provides to Big Bola consulting and management services related to their interactive online betting and gaming business in Mexico via the web site www.vale.mx, a regulated online casino and sports betting site. This Amendment No.3 increases our share of gross gaming revenue generated from the platform from 60% to 75%, subject to certain minimum guaranteed monthly amounts of Big Bola’s participation in the remaining gross gaming revenues.

The above brief description of the material terms of Amendment No. 3 is qualified by reference to the text of the agreement which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with a proposed offering of securities described in or Registration Statement on Form S-1, File No. 333-260381, filed with the Securities and Exchange Commission on October 20, 2021 (the “Form S-1”), with the approval of our Board we applied to list our common stock and certain warrants we may issue described in the Form S-1 on the Nasdaq Capital Market (“Nasdaq”) under the symbols “GMGT” and “GMGTW,” respectively. The consummation of the offering described in the Form S-1 and receipt of the proceeds thereof will be necessary for us to qualify to list our securities on Nasdaq. If our listing application is approved, we expect to list our common stock and those warrants on Nasdaq upon consummation of that offering, at which point our common stock will cease to be traded on the OTCQB tier of OTC Markets Group, Inc. No assurance can be given that such offering will be consummated, which will depend upon prevailing market conditions, our financial information, market valuations of other companies that we and the underwriters believe to be comparable to us, estimates of our business potential, the present state of our development and other factors, or that our listing application will be approved. Prior to approval of our listing application, we may need to take other necessary steps to meet Nasdaq listing requirements, which include, among other things, a stock price threshold. As a result, we may have to effect a reverse split of our outstanding common stock (as further described in Item 8.01 below).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Steven M. Plumb as CFO

On October 20, 2021, the Board appointed Steven M. Plumb, CPA, as its chief financial officer through a contract (the “Clear Agreement”)  with Mr. Plumb’s entity, Clear Financial Solutions (“Clear”), pursuant to which Clear is paid $5,000 per month for Mr. Plumb’s service. In addition, Mr. Plumb and Clear’s other staff provide accounting and bookkeeping services to the Company, in consideration for which Clear is paid $2,000 per month, plus hourly fees for annual and quarterly report preparation. The contract expires on August 16, 2022, and unless canceled by either party by written notice 60 days prior to expiration, will automatically renew for successive twelve-month periods. Moreover, Mr. Plumb was awarded a stock grant for 30,000 shares of the Company’s common stock, vesting six months from date of grant The shares of common stock will be issued pursuant to a restricted stock award agreement under the Company’s 2021 Equity Incentive Plan. Mr. Plumb will replace Jason Drummond as the Company's current Chief Financial Officer. Mr. Drummond will remain as the Company's Chief Executive Officer, President, Secretary and member of the Board.

The above brief description of the material terms of the Clear Agreement is qualified by reference to the text of the agreement which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

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Steven M. Plumb, CPA, is an seasoned senior executive and financial manager experienced in operations, finance and marketing. He has Big 4 CPA experience, a background in IT, biotech, oil and gas, real estate, medical and utility companies. Mr. Plumb was the chief financial officer of Artella Solutions, Inc., a private medical device company, since December 2018 through May 2021. He has served as the chief financial officer of DirectView Holdings, Inc. (DIRV.PK) since January 2020. From May 2013 through February 2019, Mr. Plumb was the Chief Financial Officer of ProBility Media Corp. (PBYA.PK). From 2011 to 2013, Mr. Plumb was the Chief Financial Officer of Bering Exploration, Inc., (BERX) an oil and gas exploration and production company. In April 2013, Mr. Plumb was appointed to the additional position of President of Bering. From 2012 to 2014, Mr. Plumb served as the chief financial officer of Complexa, Inc., a venture capital backed biotechnology company. From September 2009 to April 2012, Mr. Plumb served as the Chief Financial Officer of ADB International Group, Inc. (ADBI.PK) and from June 2010 to April 2012, he also served on the board of directors of ADBI. From September 2010 to June 2011, Mr. Plumb served as the Chief Financial Officer of Galaxy Media & Marketing Corp (Galaxy) and from January 2011 to June 2011 he also served as a member of the board of directors and chair of the board of directors of Galaxy. Since 2001, he has served as the owner and president of Clear Financial Solutions, Inc., a consulting firm that provides interim CFO services to small public companies. In this capacity he has prepared SEC filings, managed investor relations, raised capital, conducted mergers and acquisition activities, developed successful offering memorandum, registration statements and investor presentations. Mr. Plumb is a former auditor with PriceWaterhouseCoopers and KPMG. Mr. Plumb has a Bachelor of Business Administration degree from the University of Texas at Austin, Austin, Texas.

Other than the Clear Agreement, there are no arrangements or understandings between Mr. Plumb and any other person pursuant to which he was appointed to serve as Chief Financial Officer of the Company. There are also no family relationships between Mr. Plumb and any director or executive officer of the Company, and except as disclosed above, he does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01 Other Events

On October 20, 2021, our Board approved resolutions (i) authorizing a reverse stock split of the outstanding shares of our common stock in the range from 1-for-2 to 1-for-8, and providing authority to our Board to determine whether to effect a reverse stock split and, if so to select the ratio of the reverse stock split in their discretion, and (ii) to increase the number of our authorized shares of common stock from 45,000,000 to 400,000,000. The Company plans to submit these resolutions to its stockholders for approval by written consent. The consent of stockholders holding a majority of the Company’s outstanding voting shares will be required for approval. The Company anticipates filing a certificate of amendment to affect a reverse stock split, if any, and the authorized share increase with the Secretary of State of Delaware prior to the listing of its common stock and warrants on the Nasdaq Capital Market and such actions being effective on, or just before, the date the common stock is listed to the Nasdaq Capital Market.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment No. 3 to the Agreement for the Provision of Online Gaming Management and Consulting Services
10.2	Agreement between the Company and Borosh Consulting, LLC dba Clear Financial Solutions to provide (inter alia) contract CFO services
10.3	Form of Restricted Stock Agreement for Employees and Consultants
104	Cover Page Interactive Data File (formatted in iXBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMING TECHNOLOGIES, INC.

Dated: October 26, 2021	By:	/s/ Jason Drummond
	Name:	Jason Drummond
	Title:	CEO

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